First Quarter 2007 Earnings Conference Call April 23, 2007 Sunoco Logistics Partners L.P.

Forward-Looking Statement You should review this slide presentation in conjunction with the first quarter 2007 earnings conference call for Sunoco Logistics Partners L.P., held on April 23 at 9:30 a.m. EDT. You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll- free) 1-877-297-3442. International callers should dial 1-706-643-1335. Please enter Conference ID #4172464. Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call. To access the replay, dial 1-800-642-1687. International callers should dial 1-706-645-9291. Please enter Conference ID #4172464. During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our Form 10-K, filed with the Securities and Exchange Commission on February 23, 2007. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events. 2

Q1 2007 Assessment Quarterly net income in the first quarter 2007 of $22.3 million as compared to $18.4 million in the prior year's quarter Represents a 21.1 percent increase over prior year Earnings per L.P. unit increased to $0.70 per L.P. unit from $0.66 per L.P. unit in the prior year's quarter Increased total distribution to $0.825 ($3.30 annualized) per unit, a 10.0 percent increase over the prior year's distribution Represents the fifteen distribution increase in the past sixteen quarters. 3

Lease Acquisition Financial Results 4 YTD Q1 Q2 Q3 Q4 Total 2003 2.5 1.3 1.1 (0.1) 4.8 2004 (0.1) 2.5 0.5 1.9 4.8 2005 (1.4) 1.3 1.0 0.1 0.8 2006 2.2 5.5 (2.6) 5.8 10.9 2007 0.4 __ __ __ 0.4 Operating Income ($ in millions, unaudited) Lease Acquisition is expected to generate $6-7 mm/year in any market structure.

Q1 2007 Financial Highlights ($ in millions, unaudited) 5 Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31, 2007 2006 Sales and other operating revenue Other income $1,549.65.0 $1,261.0 2.4 Total revenues 1,554.6 1,263.4 Cost of products sold and operating expenses Depreciation and amortization Selling, general and administrative expenses Total costs and expenses 1,499.3 8.9 15.5 1,523.7 1,214.8 9.0 15.0 1,238.8 Operating income Interest cost and debt expense, net 30.9 9.2 24.6 6.8 Capitalized Interest Net Income (0.6) $ 22.3 (0.6) $ 18.4

Q1 2007 Financial Highlights 6 (amounts in millions, except unit and per unit amounts, unaudited) Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31, 2007 2006 Calculation of Limited Partners' interest: Net Income Less: General Partner's interest $ 22.3 (2.1) $ 18.4 (1.3) Limited Partners' interest in Net Income $ 20.2 $ 17.1 Net Income per Limited Partner unit: Basic $ 0.71 $ 0.66 Diluted $ 0.70 $ 0.66 Weighted average Limited Partners' units outstanding (in thousands): Basic 28,565 25,819 Diluted 28,703 25,945

Eastern Pipeline System (amounts in millions, unless otherwise noted, unaudited) 7 61.0 0.460 63.5 0.472 Total shipments (mm barrel miles per day) (2) Revenue per barrel mile (cents) Operating Highlights(1) 10.7 2.6 4.1 $ 9.9 11.9 2.3 5.6 $ 9.7 Operating expenses Depreciation and amortization Selling, general and administrative expenses Operating income $ 25.3 2.0 27.3 $ 27.0 2.5 29.5 Sales and other operating revenue Other income Total revenues Financial Highlights 2006 2007 Three Months Ended March 31, (1) Excludes amounts attributable to equity ownership interests in corporate joint ventures. (2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.

Terminal Facilities (amounts in millions, unless otherwise noted, unaudited) 8 Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31, 2007 2006 Financial Highlights Total revenues $ 32.9 $ 29.1 Operating expenses Depreciation and amortization Selling, general and administrative expenses 12.5 3.7 4.4 12.5 3.7 3.5 Operating income $ 12.3 $ 9.4 Operating Highlights Terminal throughput (000's bpd) Refined product terminals Nederland terminal Refinery terminals (1) 415.6 556.6 613.5 383.2 489.7 693.7 (1) Consists of the Partnership's Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.

Western Pipeline System 9 (1) Includes results from the Partnership's purchase of a 55.3 percent interest in the Mid-Valley Pipeline from acquisition date. (2) Excludes amounts attributable to equity ownership interests in corporate joint venture. (3) Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput. (amounts in millions, unless otherwise noted, unaudited) Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31, 2007 2006 Financial Highlights Sales and other operating revenue Other income (1) $ 1,489.7 2.5 $ 1,206.6 0.4 Total revenues 1,492.2 1,207.0 Cost of products sold and operating expenses 1,474.8 1,191.6 Depreciation and amortization 2.9 2.6 Selling, general and administrative expenses 5.5 7.4 Operating income $ 9.0 $ 5.4 Operating Highlights(2)(4) Crude oil pipeline throughput (000's bpd) Crude oil purchases at wellhead (000's bpd) Gross margin per barrel of pipeline throughput (cents)(3) 533.9 185.2 24.9 485.0 181.4 28.4 (4) Includes results from the Partnership's purchases of an undivided joint interest in the Mesa Pipe Line system, the Corsicana to Wichita Falls, Texas pipeline system, the Millennium and Kilgore pipeline system and the Amdel pipeline systems from acquisition dates.

Q1 2007 Financial Highlights 10 ($ in millions, unaudited) Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31, 2007 2006 Capital Expenditure Data: Maintenance capital expenditures $ 2.6 $ 6.4 Expansion capital expenditures 15.3 116.9 Total $ 17.9 $ 123.3 Reimbursement Under Agreements with Sunoco, Inc. $ 0.7 $ ___ March 31, 2007 December 31, 2006 Balance Sheet Data (at period end): Cash and cash equivalents $ ___ $ 9.4 Total debt 540.0 491.9 Total Partners' Capital 578.7 582.9